UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: August 12, 2010
(Date of earliest event reported)
MEDTRONIC ATS MEDICAL, INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 0-18602

Minnesota (State or other jurisdiction of incorporation)	41-1595629 (IRS Employer Identification No.)
3905 Annapolis Lane N.
Minneapolis, Minnesota 55447
(Address of principal executive offices, including zip code)
(763) 553-7736
(Registrant’s telephone number, including area code)
ATS Medical, Inc.
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note
     On August 12, 2010, ATS Medical, Inc. (“ATS Medical”) completed its merger with Pilgrim Merger Corporation (“Merger Sub”), a wholly owned subsidiary of Medtronic, Inc. (“Medtronic”), whereby Merger Sub merged with and into ATS Medical with ATS Medical continuing as the surviving corporation and a wholly owned subsidiary of Medtronic (the “Merger”). The Merger was effected pursuant to an Agreement and Plan of Merger, dated as of April 28, 2010 (the “Merger Agreement”), among ATS Medical, Medtronic and Merger Sub, which was approved by ATS Medical’s shareholders at a special meeting held on August 5, 2010. The events described below took place in connection with the consummation of the Merger.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     The disclosures under the Introductory Note, Item 3.01, Item 3.03, and Item 5.01 hereof are hereby incorporated by reference.
Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On August 12, 2010, ATS Medical notified The NASDAQ Stock Market LLC (“NASDAQ”) of the consummation of the Merger and that, pursuant to the Merger Agreement, each outstanding share of common stock, par value $0.01 per share, of ATS Medical (the “ATS Medical Common Stock”) (other than 36,854 shares of ATS Medical Common Stock held by Medtronic or its subsidiaries, which were canceled without payment of any consideration) was converted into the right to receive $4.00 in cash, without interest (the “Merger Consideration”). Because ATS Medical, as a wholly owned subsidiary of Medtronic, no longer meets the listing requirements for inclusion on the NASDAQ Global Market set forth in Rule 5315(f)(1) of the NASDAQ Stock Market Rules, on August 12, 2010, ATS Medical requested that NASDAQ file with the Securities and Exchange Commission (the “SEC”) a notification of removal from listing on Form 25 with respect to the ATS Medical Common Stock. In addition, ATS Medical will file with the SEC a certification and notice of termination of registration on Form 15, requesting that the ATS Medical Common Stock be deregistered under Section 12(b) and 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the reporting obligations of ATS Medical under Sections 13 and 15(d) of the Exchange Act be suspended.
Item 3.03. Material Modification to Rights of Security Holders.
     The Merger Agreement was approved by ATS Medical’s shareholders at the special meeting of ATS Medical’s shareholders held on August 5, 2010, and the Merger was consummated on August 12, 2010.
     Under the terms of the Merger Agreement, each outstanding share of ATS Medical Common Stock (other than 36,854 shares of ATS Medical Common Stock held by Medtronic or its subsidiaries, which were canceled without payment of any consideration) was converted into the right to receive the Merger Consideration.
     Under the terms of the Merger Agreement, each option to purchase ATS Medical Common Stock that was outstanding as of the effective time of the Merger was canceled in exchange for the right to receive in cash the amount by which the Merger Consideration exceeds the exercise price, multiplied by the number of shares subject to such option. Each unvested restricted stock unit that was outstanding immediately prior to the effective time of the Merger was, at such time, canceled in exchange for the right to receive in cash the Merger Consideration. Each warrant to purchase ATS Medical Common Stock that was outstanding immediately prior to the effective time of the Merger was converted into the right to receive, upon exercise, an amount in cash equal to the amount by which the Merger Consideration exceeds the exercise price, multiplied by the number of shares subject to such warrant.
     Upon the effective time of the Merger, holders of ATS Medical Common Stock immediately prior to the effective time of the Merger ceased to have any rights as shareholders in ATS Medical (other than the right to receive the Merger Consideration).
     The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to ATS Medical’s Current Report on Form 8-K filed with the SEC on April 29, 2010 and is hereby incorporated by reference.

Item 5.01. Changes in Control of Registrant.
     As a result of the Merger, Merger Sub merged with and into ATS Medical, with ATS Medical continuing as the surviving corporation in the Merger and as a wholly owned subsidiary of Medtronic. Accordingly, a change in control of ATS Medical occurred pursuant to the Merger. The source of the funds for the Merger was the available cash resources of Medtronic. The disclosures under the Introductory Note, Item 3.01, Item 3.03 and Item 5.02 hereof are hereby incorporated by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Pursuant to the terms of the Merger Agreement, upon the effectiveness of the Merger on August 12, 2010, the following directors of Merger Sub immediately prior to the effectiveness of the Merger became the directors of ATS Medical: Gary L. Ellis, D. Cameron Findlay and Doug A. Hoekstra.
     Upon the effectiveness of the Merger on August 12, 2010, ATS Medical’s existing executive officers resigned as executive officers of ATS Medical. Immediately after the effective time of the Merger, the Board of Directors of the surviving corporation elected the following individuals as officers: Michael J. Coyle, President; Gary L. Ellis, Vice President and Chief Financial Officer; D. Cameron Findlay, Vice President and Secretary; Doug A. Hoekstra, Vice President and Controller; Philip J. Albert, Vice President; and Keyna P. Skeffington, Assistant Secretary.
Item 5.03. Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.
     In connection with the Merger and pursuant to the terms of the Merger Agreement, the Third Restated Articles of Incorporation of ATS Medical were amended in their entirety to be substantially identical to the articles of incorporation of Merger Sub in effect as of the effective time of the Merger, but with the name of the surviving corporation amended as “Medtronic ATS Medical, Inc.” In connection with the Merger and pursuant to the terms of the Merger Agreement, the bylaws of Merger Sub became the bylaws of the surviving corporation. Copies of Medtronic ATS Medical’s articles of incorporation and bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No	Description
2.1	Agreement and Plan of Merger, dated as of April 28, 2010, among Medtronic, Inc., Pilgrim Merger Corporation and ATS Medical, Inc. (incorporated herein by reference to Exhibit 2.1 to ATS Medical, Inc.’s Current Report on Form 8-K filed on April 29, 2010).

3.1	Amended and Restated Articles of Incorporation of Medtronic ATS Medical, Inc.

3.2	Bylaws of Medtronic ATS Medical, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 12, 2010

MEDTRONIC ATS MEDICAL, INC.
By:	/s/ Gary L. Ellis
Gary L. Ellis
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No	Description
2.1	Agreement and Plan of Merger, dated as of April 28, 2010, among Medtronic, Inc., Pilgrim Merger Corporation and ATS Medical, Inc. (incorporated herein by reference to Exhibit 2.1 to ATS Medical, Inc.’s Current Report on Form 8-K filed on April 29, 2010).

3.1	Amended and Restated Articles of Incorporation of Medtronic ATS Medical, Inc.

3.2	Bylaws of Medtronic ATS Medical, Inc.